SUPPLEMENT TO PROSPECTUS OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS


I.       Evergreen Perpetual International Fund

         Proposed Fund Reorganization

         On April 20, 2001, the Board of Trustees of the Evergreen International Trust unanimously approved a proposal to reorganize Evergreen Perpetual
International Fund ("Perpetual International") into Evergreen International Growth Fund ("International Growth"), a Fund with substantially similar investment objectives, strategies and risks. If the shareholders of Perpetual International approve the proposal, Perpetual International will liquidate by transferring substantially all of its assets to International Growth. Shareholders of Perpetual International will receive shares of International Growth equal in value to their shares of Perpetual International as of the date of the reorganization, which is proposed to take place on or about August 3, 2001. Shareholders of record of Perpetual International as of April 30, 2001 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 27, 2001. Shareholders of record of Perpetual International as of April 30, 2001 will be mailed information detailing the proposal on or about June 8, 2001.


II.      Evergreen Perpetual Global Fund

         Proposed Fund Reorganization

         On April 20, 2001, the Board of Trustees of the Evergreen International Trust unanimously approved a proposal to reorganize Evergreen Perpetual Global Fund ("Perpetual Global") into Evergreen Global Leaders Fund ("Global Leaders"), a Fund with substantially similar investment objectives, strategies and risks. If the shareholders of Perpetual Global approve the proposal, Perpetual Global will liquidate by transferring substantially all of its assets to Global Leaders. Shareholders of Perpetual Global will receive shares of Global Leaders equal in value to their shares of Perpetual Global as of the date of the reorganization, which is proposed to take place on or about August 3, 2001. Shareholders of record of Perpetual Global as of April 30, 2001 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 27, 2001. Shareholders of record of Perpetual Global as of April 30, 2001 will be mailed information detailing the proposal on or about June 8, 2001.


April 27, 2001                                            558099  (4/01)